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                         PRIORITY HEALTHCARE CORPORATION
                 EXHIBIT 23 - CONSENT OF INDEPENDENT ACCOUNTANTS


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69921, 333-61479 and 333-65927) of Priority Healthcare Corporation of our report dated February 19, 1999 appearing in this Form 10-K.





/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 29, 1999